                                                                   EXHIBIT 10.50




                            INTERCREDITOR AGREEMENT

                 This Intercreditor Agreement ("Agreement") is entered into as of January 5, 1996, by and among The First National Bank of Boston ("Bank") and each of the following noteholders: John Hancock Mutual Life Insurance Company; Barnett & Co.; Massachusetts Mutual Life Insurance Company, Mass Mutual/Carlson CBO, N.V.; and New York Life Insurance Company (collectively, "Noteholders"), and is made with reference to the following facts:

                                    RECITALS

         A. Kerr Group, Inc., a Delaware corporation ("Borrower"), and Bank entered into a letter agreement dated as of February 9, 1995 (the "Original Loan Agreement"), pursuant to which Bank agreed to extend certain financial accommodations to Borrower, including a line of credit and letter of credit subfacility. Pursuant to the Original Loan Agreement, Borrower executed a Commercial Promissory Note dated as of February 1, 1995 (the "Original Note") in favor of Bank in the maximum principal amount of $10,000,000. As of the date hereof, the principal amount outstanding under the Original Note is $6,500,000.

         B. Bank, at Borrower's request, has agreed on the terms and conditions set forth in the Amended and Restated Loan and Security Agreement of even date herewith (the "Restated Loan Agreement") to amend and restate the Original Loan Agreement and to provide an amended and restated $10,000,000 loan to Borrower.

         C. Pursuant to the terms of the Restated Loan Agreement, Borrower is granting a security interest to Bank in certain of Borrower's property to secure the prompt payment and performance of certain obligations of Borrower.

         D. Borrower has entered into a Note Agreement dated as of September 15, 1993, as amended by the Amendment Agreement of even date herewith (as amended, the "Note Agreement") with each of the Noteholders (or its predecessors in interest) pursuant to which Borrower issued to the Noteholders 9.45% Series A Senior Notes due September 15, 2003 in the principal amount of $41,000,000 (the "Series A Notes") and 8.99% Series B Senior Notes due September 15, 1999 in the principal amount of $9,000,000 (the "Series B Notes"; Series A Notes and Series B Notes being referred to collectively as "Noteholder Notes").

         E. Bank requires, as a condition precedent to Bank's extension of financial accommodations to Borrower under the Restated Loan Documents, that each of the Noteholders shall have entered into this Agreement with Bank.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which Bank and each of the Noteholders hereby acknowledge, the parties hereby agree as follows:

                 1.       Definitions and Rules of Construction.

                          (a)     Definitions.  The following terms, as used in
this Agreement, shall have the following meanings:

                          "Additional Bank Obligations" means any and all Bank Obligations other than Original Bank Obligations.

                          "Agreement" is as defined in the preamble to this agreement.

                          "Bank" is as defined in the preamble to this Agreement.

                          "Bank Loan" means any loan made or to be made to Borrower pursuant to section 3 of the Restated Loan Agreement.

                          "Bank Loan Documents" means, collectively, all Original Loan Documents and all Restated Loan Documents.

                          "Bank Obligations" means any and all presently existing or hereafter arising indebtedness, claims, debts, attorneys' fees and other professional fees, costs of enforcement, liabilities, and obligations of Borrower owing to Bank under any Bank Loan Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after the commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or extensions of any such amounts.

                          "Bankruptcy Case" means any proceeding commenced by or against Borrower, under any provision of the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all converted or succeeding cases in respect thereof.

                          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. Section 101, et seq.).

                          "Borrower" is as defined in the preamble to this Agreement.

                          "Change of Control" means the merger or consolidation of Borrower with or into another corporation and, after such merger or consolidation is consummated, either (a) Borrower is not the surviving corporation, or (b) if Borrower is the surviving corporation, then Borrower is a wholly-owned subsidiary of another corporation and the stockholders of Borrower, immediately before such merger or consolidation is consummated, do not own at least 80% of the voting capital stock of Borrower's parent corporation, immediately after such merger or consolidation is consummated.

                          "Collateral" means all of the real and personal property of Borrower in which Bank has been granted a security interest pursuant to the Bank Loan Documents, including the following real and personal property located at 500 New Holland Avenue, Lancaster, Pennsylvania or Johnny Mitchell Road, Ahoskie, North
         Carolina:

                          (a) all equipment, as such term is defined in the UCC, now or hereafter owned or acquired by Borrower, in the form of injection molding machines and related mold frames, lining machines and cut-and-fold machines, and any and all appurtenances and additions thereto and substitutions or replacements of any of the foregoing, together with all attachments, components, parts, equipment, and accessories installed on or affixed to any of the foregoing;

                          (b) all fixtures, as such term is defined in the UCC, now or hereafter owned or acquired by Borrower, in the form of injection molding machines and related mold frames, lining machines and cut-and-fold machines, and any and all appurtenances and additions thereto and substitutions or replacements of any of the foregoing, now or hereafter attached or affixed to or constituting a part of, or located in or upon, any of said real property;

                          (c) all books and records (including computer
                 programs, printouts, and other computer materials and records) pertaining to any of the foregoing; and

                          (d) to the extent not otherwise included, all proceeds, as such term is defined in the UCC, of the foregoing in any form, and, in any event, including, without limitation: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the foregoing; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any governmental authority (or any person acting under color of any governmental authority);
                 (iii) any claims of Borrower against third parties for loss or damage to, or destruction of, or otherwise relating to any of the foregoing; (iv) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any of the foregoing; (v) all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing; and (vi) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, upon disposition or otherwise.

                          "Creditors' Documents" means, collectively, all Bank Loan Documents and Noteholder Agreements.

                          "Creditors' Obligations" means, collectively, all Bank Obligations and all Noteholder Obligations.

                          "Maturity Date" means the earlier of: (a) April 15, 1996, and (b) the date on which a sale of all or substantially all of the assets of Borrower or a Change of Control has occurred.

                          "Note Agreement" is as defined in Recital D to this Agreement.

                          "Noteholder Agreements" means, collectively, the Note Agreement, all Noteholder Notes and all related documents executed concurrently therewith or pursuant thereto.

                          "Noteholder Notes" is as defined in Recital D to this Agreement.

                          "Noteholder Obligations" means any and all presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of Borrower owing to any of the Noteholders under the Noteholder Agreements (including amounts arising under sections 9.1 and 9.2 of the Note Agreement), whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or extensions of any such amounts.

                          "Noteholders" is as defined in the preamble to this Agreement.

                          "Original Bank Obligations" means Borrower's indebtedness to Bank in the principal amount of $6,500,000, as originally evidenced by the Original Note and the other Original Loan Documents, and interest thereon (including interest at the Default Rate (as defined in section 1 of the Restated Loan Agreement)).

                          "Original Loan Agreement" is as defined in Recital A of this Agreement.

                          "Original Loan Documents" means, collectively, the Original Loan Agreement, Original Note and all related documents executed concurrently therewith or pursuant thereto.

                          "Original Note" is as defined in Recital A to this Agreement.

                          "Restated Loan Agreement" is as defined in Recital B to this Agreement.

                          "Restated Loan Documents" means, collectively, the Restated Loan Agreement, the Restated Note and all related documents to be executed concurrently therewith or pursuant thereto.

                          "Restated Note" means that certain Amended and Restated Commercial Promissory Note of even date herewith, executed by Borrower in favor of Bank pursuant to the Restated Loan Agreement and in the principal amount of $10,000,000.

                          "Series A Notes" is as defined in Recital D of this Agreement.

                          "Series B Notes" is as defined in Recital D of this Agreement.

                          "UCC" means the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts, or in such other jurisdiction as governs the perfection of the liens and security interests in the Collateral for the purposes of the provisions hereof relating to such perfection or effect of perfection.

                          (b)     Rules of Construction.  For purposes of this
Agreement, the following rules of construction shall apply, unless specifically indicated to the contrary: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (ii) the term "or" is not exclusive; (iii) the term "including" (or any form thereof) shall not be limiting or exclusive; (iv) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (v) all references to any instruments or agreements, including references to any of the Creditors' Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof; (vi) the words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement; and (vii) the words "section" and "paragraph" refer to sections and paragraphs of this Agreement.

                 2. Consent to Collateralization of Additional Bank Obligations. Each of the Noteholders (a) consents to Borrower's pledge of the Collateral to Bank to secure Borrower's performance of the Additional Bank Obligations notwithstanding Section 10.2 of the Note Agreement or any other provision of the Noteholder Agreements prohibiting or otherwise limiting any such pledge of the Collateral by Borrower, and (b) waives any default or event of default under the Noteholder Agreements solely arising out of or related to such pledge of the Collateral to Bank.

                 3. Nonavoidability and Perfection. Each of the Noteholders agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, avoidability, or enforceability of the Bank's Lien on and security interests in the Collateral granted pursuant to Restated Loan Documents or seek to have the same avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise. In the event that any of the Noteholders (either individually or together with others) breaches or causes to be breached the terms of the preceding sentence, resulting (directly or indirectly) in the avoidance or imperfection of Bank's security interest in some or all of the Collateral, then the security interest of Bank in any such affected Collateral shall, with respect to such breaching Noteholders, continue in full force and effect irrespective of the avoidance or imperfection of Bank's security interest.

                 4. Management of Collateral. Until the aggregate outstanding principal amount of the Bank Loan has been reduced to

$6,500,000 and Borrower has paid Bank any other amounts then due and payable in respect of the Additional Bank Obligations: (a) none of the Noteholders shall have or exercise any rights or remedies of a creditor with respect to the Collateral; and (b) any and all proceeds of the Collateral which come into the possession, control, or custody of any of the Noteholders and to which Bank shall be entitled under the Restated Loan Agreement will be deemed to have been received for the account of Bank and shall immediately be paid over to Bank.

                 5. Sale of Collateral. Subject to Section 10.5 of the Note Agreement, until the aggregate outstanding principal amount of the Bank Loan has been reduced to $6,500,000 and Borrower has paid Bank any other amounts then due and payable in respect of the Additional Bank Obligations, Bank shall have the sole right as the sole secured creditor in respect of the Collateral to restrict or permit, or approve or disapprove, the sale, transfer, release or other disposition of the Collateral. Upon payment in full of all Additional Bank Obligations, payments on account of, or proceeds in respect of, the Collateral shall be distributed in accordance with paragraph 6 of this Agreement.

                 6. Sharing. Upon the occurrence of any of the following: (a) an event of default under the Bank Loan Documents and the Noteholder Agreements; or (b) the Maturity Date, any and all cash or property thereafter received by either (x) Bank pursuant to the Restated Loan Documents or (y) any of the Noteholders pursuant to the Noteholder Agreements, shall be applied, first, to the Additional Bank Obligations until paid in full, and second, on a pari passu basis to the Original Bank Obligations and the Noteholder Obligations. In addition, any prepayment of any principal amount of the Noteholder Notes to any of the Noteholders or any prepayment of the Original Obligations to the Bank shall be applied, first, to the Bank Obligations until the aggregate outstanding principal amount of the Bank Loan has been reduced to $6,500,000 and Borrower has paid Bank any other amounts then due and payable in respect of the Additional Bank Obligations, and second, on a pari passu basis to the remainder of the Bank Obligations and the Noteholder Obligations. Any and all cash or other property that should come into the possession, control, or custody of Bank or any of the Noteholders that is not in conformity with the terms of this paragraph will be deemed to have been received for the account of the party entitled to such cash or property pursuant to the terms of this Agreement and shall be immediately paid over to such party.

                 7. Bankruptcy Issues. This Agreement shall continue in full force and effect after the commencement of a Bankruptcy Case (all references herein to Borrower being deemed to apply equally to Borrower as a debtor in possession and to a trustee for Borrower's estate in a Bankruptcy
Case), and shall apply with full force and effect with respect to all Collateral acquired by

Borrower, and to all of the Creditors' Obligations incurred by Borrower, subsequent to such commencement. The rights and priorities set forth in this Agreement shall remain binding irrespective of the terms of any plan of reorganization in any Bankruptcy Case or other provisions of the Bankruptcy Code or any similar federal or state statute.

                 8. Notice of Default and Certain Events. Bank, on the one hand, and each of the Noteholders, on the other hand, shall send written notice to the other upon the occurrence of any of the following, as applicable:

                          (a) the declaration of any default or event of default under any applicable Creditors' Documents, or the acceleration of any Creditors' Obligations; or

                          (b) the commencement of any sale or liquidation of, or realization upon, any of the Collateral; or

                          (c) the receipt of any payment on account of any Creditors' Obligations.

                          Each such notice shall be sent to the appropriate
party contemporaneously with the sending of such notice to Borrower if and when sent under the applicable Creditors' Documents. The failure of any party hereto to give such notice shall not affect the relative security interests or other rights or privileges of such party as provided in this Agreement or give rise to any liability.

                 9. Assignment. Bank and each of the Noteholders agrees that any assignment or transfer of an interest in any of the Bank Obligations or Noteholder Obligations, respectively, shall be made expressly subject to the terms of this Agreement and each assignee or transferee shall be required to acknowledge that fact in writing prior to any such assignment or transfer.


                 10. Binding Effect. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable, and shall remain in full force and effect until all of the Creditors' Obligations shall have been paid in full in cash, and the Creditors' Documents shall have been irrevocably terminated; provided, this Agreement shall continue to be effective, or be reinstated, as the case may be, if any payment, or any part thereof, of any amount paid by or on behalf of Borrower with regard to any Creditors' Obligations is rescinded or must otherwise be restored or returned upon or as a result of any Bankruptcy Case, or for any other reason, all as though such payments had not been made.

                 11. Amendments and Waivers. Any amendment or waiver hereunder must be evidenced by a signed writing of the party to be bound thereby and shall only be effective in the specific instance.

                 12. Governing Law; Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The parties agree that actions may be tried and litigated in the state and federal courts located in any county located within the Commonwealth of Massachusetts.

                 13. Headings. The headings in this Agreement are for convenience of reference only, shall have no substantive meaning, and shall not alter or otherwise affect the meaning of this Agreement.

                 14. No Third Party Beneficiaries. All of the understandings, covenants, and agreements contained herein are solely for the benefit of Bank, each of the Noteholders, their successors and assigns, and future holders of the Noteholder Obligations and Bank Obligations, respectively, and there are no other parties, including Borrower or any of its creditors, successors, or assigns, which are intended to be benefitted, in any way, by this Agreement.

                 15. No Limitations on Rights Against Third Parties. Nothing contained in this Agreement is intended to or shall affect or limit, in any way, the rights that Bank or any of the Noteholders have with respect to any third parties. Bank and each of the Noteholders hereby specifically reserve all of their respective rights against Borrower and all other third parties.


                 16. Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties desires to give or serve upon the other communications with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be delivered either in person, with receipt acknowledged, or by regular, registered, or certified United States mail, postage prepaid, or by facsimile, or by recognized overnight courier service, addressed as follows:

                          (a)     If to Bank:

                                  The First National Bank Of Boston
                                  W. Douglass Vannah
                                  Vice President
                                  100 Federal Street
                                  Boston, Massachusetts  02106
                                  Facsimile Number:  (617) 434-1508

                                  with a copy to:

                                  Gregory A. Bray, Esq.
                                  Murphy, Weir & Butler
                                  2049 Century Park East
                                  Suite 2100
                                  Los Angeles, California 90067
                                  Facsimile Number:  (310) 788-3777

                          (b) If to John Hancock Mutual Life Insurance Company or Barnett & Co.:

                                  John Hancock Mutual Life Insurance Company
                                  John Hancock Place
                                  200 Clarendon Street
                                  Boston, Massachusetts  02117
                                  Attn:  Bond and Corporate Finance Department
                                             T-57
                                  Facsimile Number:  (617) 572-1606

                          (c)     If to Massachusetts Mutual Life Insurance
                                  Company:

                                  Massachusetts Mutual Life Insurance Company
                                  Securities Investment Division
                                  1295 State Street
                                  Springfield, Massachusetts  01111-0001
                                  Attn:  Richard C. Morrison, Vice President
                                  Facsimile Number:  (413) 744-6127

                                  with a copy to:

                                  Massachusetts Mutual Life Insurance Company
                                  1295 State Street
                                  Springfield, Massachusetts  01111-0001
                                  Attn:  Jaqueline M. Hummel, Esq.
                                  Facsimile Number:  (413) 744-6210

                          (d)     If to MassMutual/Carlson CBO, N.V.,
                                  c/o State Street Bank And Trust Company:

                                  225 Franklin Street
                                  Boston, Massachusetts  02110
                                  Attn:  Corporate Trust Department
                                  Facsimile Number:  (617) 664-5367

                                  with a copy to:

                                  Massachusetts Mutual Life Insurance Company
                                  Securities Investment Division
                                  1295 State Street
                                  Springfield, Massachusetts  01111-0001
                                  Attn:  Richard C. Morrison, Vice President
                                  Facsimile Number:  (413) 744-6127

                          (e)     If to New York Life Insurance Company:
                                  New York Life Insurance Company
                                  51 Madison Avenue
                                  New York, New York  10010
                                  Attn:  Investment Department, Room 203
                                  Facsimile Number:  (212) 447-4122

                                  with a copy to:

                                  New York Life Insurance Company
                                  Office of the General Counsel
                                  51 Madison Avenue
                                  New York, New York  10010
                                  Attn:  Investment Section, Room 10SB
                                  Facsimile Number:  (212) 576-8340

                          (f) And if a notice is sent to any of the Noteholders, then a copy shall be sent to:

                                  Debevoise & Plimpton
                                  875 Third Avenue
                                  New York, New York  10022
                                  Attn:  Cecil Wray, Esq.
                                  Facsimile Number:  (212) 909-6836

or at such other address as may be substituted by notice given as herein provided. Giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given when received.

                 17. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

                 18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 19. Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the parties hereto, and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof.

                 20. No Joint Venture. Bank and each of the Noteholders acknowledge and confirm that this Agreement shall not create a joint venture, agency or fiduciary relationship.


                 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                 22. WAIVER OF JURY TRIAL. BANK AND EACH OF THE NOTEHOLDERS HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BANK AND EACH OF THE NOTEHOLDERS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BANK AND EACH OF THE NOTEHOLDERS HEREBY AGREE AND CONSENT THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT BY AN PARTY HERETO TO THE WAIVER OF RIGHT TO TRIAL BY JURY.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By: /s/ W. Douglass Vannah
                                     -------------------------------------
                                     W. Douglass Vannah
                                     Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  BARNETT & CO.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                   By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                   By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:
                                     -------------------------------------
                                     W. Douglass Vannah
                                     Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:  /s/  Stephen J. Blewett
                                     -------------------------------------
                                     Name:  Stephen J. Blewett
                                          --------------------------------
                                     Title: Investment Officer
                                           -------------------------------

                                  BARNETT & CO.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:
                                     -------------------------------------
                                     W. Douglass Vannah
                                     Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  BARNETT & CO.


                                  By:  /s/  Richard McCormick
                                      ------------------------------------
                                     Name:  Richard McCormick
                                          --------------------------------
                                     Title: Assistant Treasurer
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           ------------------------------

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:
                                      -------------------------------------
                                      W. Douglass Vannah
                                      Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  BARNETT & CO.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:  /s/  Richard C. Morrison
                                      ------------------------------------
                                     Name:  Richard C. Morrison
                                           -------------------------------
                                     Title: Vice President
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:
                                     --------------------------------------
                                     W. Douglass Vannah
                                     Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  BARNETT & CO.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                  By:   /s/ Meespierson Trust
                                      -------------------------------------
                                     Name:  Meespierson Trust (Curacao) N.V
                                          ---------------------------------
                                     Title: Managing Director
                                           --------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                          BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:
                                     --------------------------------------
                                     W. Douglass Vannah
                                     Vice-President


                          NOTEHOLDERS:

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  BARNETT & CO.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  MASSMUTUAL/CARLSON CBO, N.V.


                                  By:
                                     -------------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                           -------------------------------

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By:  /s/  Lydia S. Sangree
                                     ------------------------------------
                                     Name:  Lydia S. Sangree
                                          -------------------------------
                                     Title: Assistant Vice President
                                           ------------------------------

                                 ACKNOWLEDGMENT


                 The undersigned, KERR GROUP, INC., a Delaware corporation ("Borrower"), hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, and agrees to recognize all rights granted thereby to the parties thereto, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in such Intercreditor Agreement. Without limiting the generality of the foregoing, Borrower further acknowledges that Borrower is not an intended beneficiary or third party beneficiary under the Intercreditor Agreement.

                 Dated as of January 5, 1996.



                                         KERR GROUP, INC.

                                         By:    /s/  Geoffrey A. Whynot
                                              --------------------------------
                                         Name:  Geoffrey A. Whynot
                                               ---------------------------------
                                         Title: Treasurer
                                               --------------------------------




                                       16